SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant     [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                              Whitehall Funds Trust

________________________________________________________________________________
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
          0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
     2. Form, Schedule or Registration Statement No.:
     3. Filing Party:
     4. Date Filed:

                              Whitehall Growth Fund
                        Whitehall Growth and Income Fund
                            Whitehall High Yield Fund
                              Whitehall Income Fund
                           Whitehall Money Market Fund
                           (collectively, the "Funds")
                                each, a series of
                              WHITEHALL FUNDS TRUST
                                  (the "Trust")
                               4400 Computer Drive
                        Westborough, Massachusetts 01581


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2001

To the Shareholders of the Funds:

         A Special Meeting of Shareholders of the Funds (the "Meeting") will be held on June 28, 2001 at 9:00 a.m., Eastern Time, at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 for the following purposes:

         1. To elect seven Trustees of the Trust to serve until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

         Shareholders of record at the close of business on May 4, 2001 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Trustees



                                          Judith L. Levy, Secretary

Dated: May 15, 2001

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                              Whitehall Growth Fund
                        Whitehall Growth and Income Fund
                            Whitehall High Yield Fund
                              Whitehall Income Fund
                           Whitehall Money Market Fund
                  (each a "Fund" and collectively, the "Funds")
                                each, a series of
                              WHITEHALL FUNDS TRUST
                                  (the "Trust")
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                 PROXY STATEMENT


           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2001

         A Special Meeting of Shareholders of the Funds (the "Meeting") will be held on June 28, 2001 at 9:00 a.m., Eastern Time, at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 for the following purposes:

         1. To elect seven Trustees of the Trust to serve until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

SOLICITATION OF PROXIES

         This solicitation of proxies is being made by the Board of Trustees of the Trust. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about May 15, 2001. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers and agents of the Trust, and employees of Whitehall Asset Management and its affiliates without additional compensation may solicit proxies by telephone, telegraph, facsimile, or oral communication.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be presented at the Meeting.

SHAREHOLDER REPORTS

         The Trust will furnish, without charge, a copy of the Annual Report of the Trust as of November 30, 2000 on request. Requests for such report should be directed to the Trust at 4400 Computer Drive, Westborough, Massachusetts 01581, or by calling 1-800-99-IBJFD (1-800-994-2533).

                              ELECTION OF TRUSTEES

         The Board of Trustees of the Trust has nominated the following seven individuals (the "Nominees") for election to the Board of Trustees: George H. Stewart, Robert H. Dunker, Pierre de St. Phalle, Jeffery H. Boyd, Joseph E. Breslin, Susan V. Machtiger and Tracy L. Nixon. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to mutual funds and investments as well as their careers in business, finance, marketing and other areas. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected by the Shareholders of the Trust.

         Messrs. Stewart, Dunker and de St. Phalle each currently serve as a Trustee of the Trust. Messrs. Stewart and Dunker were elected to the Board of Trustees by vote of sole shareholder of the Trust on November 18, 1994 and January 31, 1995, respectively. Mr. de St. Phalle was appointed by the Board of Trustees as a Trustee of the Trust on September 14, 2000 and Messrs. Boyd and Breslin, Ms. Machtiger and Ms. Nixon were each appointed by the Board of Trustees as Trustees of the Trust, subject to shareholder approval, on April 26, 2001. Messrs. de St. Phalle, Boyd and Breslin, and Ms. Machtiger and Ms. Nixon have not previously been elected by shareholders of the Trust.

         Mr. Breslin has served as Senior Managing Director of Whitehall Asset Management, the investment adviser to the Funds (the "Adviser") and President of the Trust since January 2000 and July 2000, respectively, and by virtue of his affiliations is deemed an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

INFORMATION REGARDING NOMINEES

         The following table sets forth certain information regarding the Nominees. An asterisk (*) has been placed next to the name of each Nominee who is deemed an "interested person," as defined in the Investment Company Act, by virtue of that person's affiliation with the Trust or any of the Funds' investment advisers or their affiliates. The mailing address of each Nominee is 4400 Computer Drive, Westborough, Massachusetts 01581-5120.


                                                                                 Amount of
                                      Position with the Trust,                  Beneficial
                                        Principal Occupation                   Ownership of
                                        during Past Five Years               Shares of the Funds
       Name and Age                       and Directorships                  as of May 4, 2001
       ------------                       -----------------                  -----------------

George H. Stewart            Trustee/Chairman of the Board of Trustees      1,019 shares of the
69                           since November 18, 1994; Retired;              Whitehall Growth and
                             Formerly, Vice President and Treasurer,            Income Fund
                             Ciba-Geigy Corporation from January 1966
                             to December 1994.                               573 shares of the
                                                                           Whitehall Growth
                                                                                   Fund



Robert H. Dunker             Trustee since January 31, 1995; Director,      2,020 shares of the
70                           E.J. Brooks Co. since March 1972; Retired;    Whitehall Growth
                             Formerly,  Executive  Vice  President  of            Fund
                             Fidelity Union Bank, NA from
                             June 1980 to March 1990.



Pierre de St. Phalle         Trustee since September 14, 2000; Senior       3,956 shares of the
52                           Advisor, iFormation Group since November      Whitehall Growth
                             2000; Formerly, Partner of Davis Polk &               Fund
                             Wardwell from September 1981 to October
                             2000.


Jeffery H. Boyd              Chief Operating Officer of priceline.com              - 0 -
44                           Incorporated since October 2000; Formerly,
                             Executive Vice President and General
                             Counsel of priceline.com from January
                             2000 to October 2000, and Executive Vice
                             President and General Counsel of Oxford
                             Health Plans, Inc., from May 1995 to
                             December 1999.

                                       4

                                                                                 Amount of
                                      Position with the Trust,                  Beneficial
                                        Principal Occupation                   Ownership of
                                        during Past Five Years               Shares of the Funds
       Name and Age                       and Directorships                  as of May 4, 2001
       ------------                       -----------------                  -----------------


*Joseph E. Breslin              President of the Trust since July 2000;     835 shares of the Whitehall
47                              Senior Managing Director of Whitehall       Growth and Income Fund
                                Asset Management since January 2000;
                                Formerly, President of J.E. Breslin &       608 shares of the Whitehall
                                Co., Inc. from September 1994 to August     Growth Fund
                                1999.


Susan V. Machtiger              Independent marketing consultant since                    -0-
43                              October 1999; Formerly, Senior Partner
                                and Worldwide Strategic Planning Director
                                of J. Walter Thompson from July 1995 to
                                September 1999.

Tracy L. Nixon                  President and Chief Executive Officer of                 - 0 -
38                              King Cross Corporation since May 2000;
                                Formerly, Vice President of Goldman,
                                Sachs & Co. From July 1989 to May 2000.

----------------------

         To the knowledge of the Trust, as of May 4, 2001, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

COMMITTEES

         The Board of Trustees of the Trust has an Audit Committee whose function is to recommend independent accountants, who audit the financial statements of the Funds, and to review the scope and results of those audits. The Audit Committee for the Trust currently consists of the following members, each of whom is not an "interested person" as defined in the Investment Company Act ("Independent Trustee"): Messrs. Stewart, Dunker, and de St. Phalle.

         The Board of Trustees of the Trust has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board and for the purpose of considering the compensation of the Independent Trustees. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by the Shareholders of the Trust. The Nominating Committee for the Trust currently consists of the following members, each of whom is an Independent Trustee: Messrs. Stewart, Dunker, and de St. Phalle.

         The Board of Trustees of the Trust has a Pricing Committee for the purpose of determining fair value of portfolio securities in cases when a market quotation is not readily available or a Fund's investment adviser believes that a market quotation or valuation provided by an approved pricing methodology does not represent a fair value. The Pricing Committee for the Trust currently consists of Mr. Breslin and any one of the Independent Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Trust currently pays each Independent Trustee an annual retainer of $10,000 ($12,000 for the Chairman) and a fee of $1,000 for each Board meeting and committee meeting of the Trust attended ($1,500 for the Audit Committee Chairman). Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

         The following table sets forth the aggregate compensation received by the Trustees for the fiscal year ended November 30, 2000. Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act, do not receive any compensation from the Trust.

                                                             Pension or
                                                             Retirement
                                             Aggregate     Benefits Accrued    Estimated Annual    Total Compensation
                                            Compensation        As Part            Benefits        from Fund Complex
Name of Person, Position                     from Trust     of Fund Expenses    Upon Retirement     Paid to Trustees
------------------------                     ----------     ----------------    ---------------     ----------------

George H. Stewart, Trustee and Chairman       $18,500           $- 0 -               $- 0 -              $18,500
Robert H. Dunker, Trustee                     $16,500           $- 0 -               $- 0 -              $16,500
Pierre de St. Phalle, Trustee*                 $5,500           $- 0 -               $- 0 -               $5,500
Stephen V.R. Goodhue, Trustee**               $17,500           $- 0 -               $- 0 -              $17,500
Edward F. Ryan, Trustee***                     $2,500           $- 0 -               $- 0 -               $2,500

   * Elected as a Trustee of the Trust effective September 14, 2000. ** Retired as a Trustee of the Trust effective January 31, 2001.
 *** Retired as a Trustee of the Trust effective December 31, 1999.

         During the fiscal year ended November 30, 2000, the Board of Trustees held four regular meetings and two special meetings, the Nominating Committee and Audit Committee each met once and the Pricing Committee did not meet. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees and meetings held by all committees of the Board on which he served. The Trust's By-Laws state that each Trustee shall retire from his or her position as Trustee of the Trust and from any and all committees on which he or she serves upon reaching the age of seventy-two.

VOTE REQUIRED

         A plurality of the shares of the Funds voting at the Meeting is required to approve the election of each Nominee.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Investment Company Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the Independent Trustees.

         At a meeting held on January 30, 2001, the Audit Committee unanimously recommended and the Board of Trustees unanimously approved the selection of Ernst & Young LLP ("E&Y") as the independent accountants for each series of the Trust for fiscal year ending November 30, 2001.

         E&Y has extensive experience in investment company accounting and auditing and has served as independent accountants to the Funds since December 1997. The financial statements included in the Funds' Annual Report have been examined by E&Y. It is not expected that a representative of E&Y will be present at the Meeting.

         E&Y and its members do not have any direct or indirect material financial interest in, or connection with, the Funds in any capacity other than as independent accountants.

AUDIT FEES

         Audit fees were billed by E&Y with respect to the Funds during the most recently completed fiscal year in the aggregate amount of $72,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         For the most recent completed fiscal year, E&Y did not bill any of the Funds for financial information systems designed or implemented services.

ALL OTHER FEES

         For the most recent completed fiscal year, E&Y billed the Funds $10,000, in the aggregate, for services other than those described above. The Audit Committee of the Trust has considered whether the provision of these non-audit services is compatible with maintaining the independence of E&Y.

         E&Y did not provide any services to or bill the Adviser or any entity controlling, controlled by or under common control with the Adviser for the most recent fiscal year.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS

         Each share of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on May 4, 2001 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Funds had the following shares outstanding:


Fund                                                          Shares Outstanding
----                                                          ------------------
Whitehall Growth Fund                                               7,294,972
Whitehall Growth and Income Fund                                    4,736,216
Whitehall High Yield Fund                                             441,313
Whitehall Income Fund                                               3,134,659
Whitehall Money Market Fund                                        30,925,109

         One third of the outstanding shares of the Funds on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment.

         The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on the Proposal and will have no effect on the outcome of the Proposal.

BENEFICIAL OWNERS

         Appendix A to this proxy statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of May 4, 2001.

         A shareholder who beneficially owns, directly or indirectly more than 25% of the Funds' voting securities may be deemed a "control person" (as defined in the Investment Company Act) of the Fund.

EXPENSES

         The Funds will pay the expenses incurred in connection with this Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

ADVISER AND SUB-ADVISERS

         The Adviser is a wholly-owned subsidiary of IBJ Whitehall Bank & Trust Company ("IBJ Whitehall"). IBJ Whitehall is a wholly-owned subsidiary of the Industrial Bank of Japan, Limited, a commercial bank. The Adviser supervises all aspects of the Funds' operations and provides investment advisory services, including engaging sub-advisers and monitoring and evaluating the management of the assets of each Fund by its sub-adviser. The address of the Adviser is 320 Park Avenue, New York, New York 10004.

         The Adviser has engaged Fountain Capital Management, L.L.C. ("Fountain") located at 10801 Mastin Boulevard, Suite 218 Overland Park, Kansas 66210, an affiliated investment firm of the Adviser, to act as sub-adviser to the Whitehall High Yield Fund. Fountain has full investment discretion to make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities, and other investments. Fountain is an affiliate of the Adviser and is registered as an investment adviser with the Securities and Exchange Commission.

PRINCIPAL UNDERWRITER

         The principal underwriter of the Funds' shares is PFPC Distributors, Inc. (the "Distributor"). The Distributor offers the Funds' shares to the public on a continuous basis. The address of the Distributor is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

ADMINISTRATOR

         PFPC Inc. ("PFPC"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as Administrator of the Funds. PFPC provides management and administrative services necessary for the operation of the Funds.

EXECUTIVE OFFICERS OF THE TRUST

         Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Trust, together with such person's position with the Trust and their principal occupation for the last five years are listed on Appendix B attached hereto.

SHAREHOLDER PROPOSALS

         The Trust is not required to hold annual meetings of shareholders and currently does intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                  Judith L. Levy, Secretary

May 15, 2001

PROXY CARD                      WHITEHALL FUNDS TRUST                 PROXY CARD

     THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 28, 2001

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Whitehall Funds Trust (the "Meeting") to be held at 9:00 a.m., Eastern Time, on June 28, 2001 at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

                              NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Signature (if held jointly)

                                          _________________________________,2001
                                          Date

                              WHITEHALL FUNDS TRUST

Please indicate your vote by marking the appropriate box.     Example: [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE

FOLLOWING PROPOSALS.

1.  To elect seven Trustees:



01 George H. Stewart           03 Pierre de St.      05 Joseph E. Breslin                        AGAINST     FOR ALL
                               Phalle                                                 FOR ALL      ALL        EXCEPT
02 Robert H. Dunker            04 Jeffrey H. Boyd    06 Susan V. Machtiger              [ ]        [ ]          [ ]


                                                     07 Tracy L. Nixon



To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

________________________________________________________________________

                                                                                        FOR      AGAINST     ABSTAIN
  2.  To transact such other business as may properly come before the Meeting of        [ ]        [ ]          [ ]
 Shareholders or any adjournments thereof.


                                    IMPORTANT
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                                                                      APPENDIX A

         As of May 4, 2001, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

Name of Beneficial Owner                                                 Shares Beneficially Owned
------------------------                                                 -------------------------

                                                                  Number                             Percent
                                                                  ------                             -------

WHITEHALL GROWTH FUND
---------------------

TRUSTLYNX CO                                                   2,013,707                              27.60%
CO #00TLA
PO BOX 173736
DENVER, CO 80217-3736

CG TRUST AS TTEE                                                 652,779                               8.95%
FOR THE IND BANK OF JAPAN LTD
DTD 09/04/00
CIGNA TRADING UNIT H19B
280 TRUMBULL ST
HARTFORD, CT 06103
                                                                 604,362                               8.28%
WENDEL CO
AC# 179054
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WENDEL CO                                                        559,916                               7.68%
AC# 179056
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

CHARLES SCHWAB CO. INC.                                          492,147                               6.75%
SPECIAL CUSTODY ACCOUNT FOR THE
BENEFIT OF CUSTOMERS
ATTN. MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104

WHITEHALL GROWTH AND INCOME FUND
--------------------------------


WENDEL CO                                                      2,787,746                              58.86%
AC# 179067
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286


Name of Beneficial Owner                                                 Shares Beneficially Owned
------------------------                                                 -------------------------

                                                                  Number                             Percent
                                                                  ------                             -------

TRUSTLYNX CO                                                     662,017                              13.98%
CO #00TLA
PO BOX 173736
DENVER, CO 80217-3736

WHITEHALL HIGH YIELD FUND
-------------------------

WENDEL CO                                                        188,258                              42.66%
AC# 179057
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10268

MARY KASS                                                         62,762                              14.22%
8 PRISCILLA ALDEN ROAD
PROVINCE TOWN, MA 02657-0000

WENDEL CO                                                         37,560                               8.51%
AC# 298282
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10268

WENDEL CO                                                         31,376                               7.11%
ACCT# 189643
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10268

LAWRENCE M. POLANS AND                                            25,835                               5.85%
SUSAN POLANS JTWROS
101 WEST END AVE. APT 19J
NEW YORK, NY 10023

WENDEL CO                                                         25,101                               5.69%
ACCT# 189747
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10268

WHITEHALL INCOME FUND
---------------------

WENDEL CO                                                        761,905                              24.31%
AC# 179054
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286


Name of Beneficial Owner                                                 Shares Beneficially Owned
------------------------                                                 -------------------------

                                                                  Number                             Percent
                                                                  ------                             -------

WENDEL CO                                                        714,636                              22.80%
AC# 179056
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WENDEL CO                                                        454,048                              14.48%
AC# 179085
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

TRUSTLYNX CO                                                     361,348                              11.53%
CO #00TLA
PO BOX 173736
DENVER, CO 80217-3736

WENDEL CO                                                        277,148                               8.84%
AC# 179055
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WENDEL CO                                                        245,549                               7.83%
A/C# 179059
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WENDEL CO                                                        161,971                               5.17%
AC# 179089
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WHITEHALL MONEY MARKET FUND
---------------------------

TRUSTLYNX CO                                                  11,814,896                              38.20%
CO #00TLA
PO BOX 173736
DENVER, CO 80217-3736


Name of Beneficial Owner                                                 Shares Beneficially Owned
------------------------                                                 -------------------------

                                                                  Number                             Percent
                                                                  ------                             -------


WENDEL CO                                                      6,625,317                              21.42%
AC# 179064
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WENDEL CO                                                      2,171,540                               7.02%
AC# 179054
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286

WENDEL CO                                                      1,962,468                               6.35%
AC# 179056
C/O THE BANK OF NEW YORK
ATTN. MUTUAL FUNDS REORG. DEPT.
PO BOX 1066 WALL STREET STATION
NEW YORK, NY 10286


                                                                      APPENDIX B

         The following persons currently are principal executive officers of the Trust until his or her successor is duly qualified and elected. The mailing address of each officer is 4400 Computer Drive, Westborough, Massachusetts 01581-5120.

                              POSITION HELD            PRINCIPAL OCCUPATION
NAME AND AGE                  WITH THE TRUST           DURING THE PAST 5 YEARS
------------                  --------------           -----------------------

Joseph E. Breslin             President since          Senior  Managing  Director of  Whitehall
47                            July 2000.               Asset     Management      ("Whitehall").
                                                       Formerly,  President  of J.E.  Breslin &
                                                       Co., Inc.

Elizabeth W. Lawrence         Vice President           Vice  President and Division  Manager of
37                            since October            PFPC and  officer of various  investment
                              2000.                    companies serviced by PFPC.

Peter L. Kirby                Treasurer since          Chief Administrative  Officer and Senior
43                            January 2001.            Managing    Director    of    Whitehall.
                                                       Formerly,  Principal and Chief Operating
                                                       Officer of the Fiduciary  Advisory Group
                                                       of Morgan Stanley Dean Witter.

Michael Kardok               Assistant Treasurer       Vice  President and Division  Manager of
41                           since April 2000.         Fund    Accounting    for   PFPC    Inc.
                                                       Formerly,   Senior   Audit   Manager  of
                                                       Deloitte & Touche LLP.

Frank DiPietro               Assistant Treasurer       Director  of  Fund   Administration  for
29                           since July 2000.          PFPC   Inc.   Formerly,    Mutual   Fund
                                                       Accounting  Analyst  with  John  Hancock
                                                       Funds.

Judith L. Levy               Secretary since           Managing    Director    of    Whitehall.
46                           January 2001.             Formerly,    member   of   the    Senior
                                                       Management Team of Credit Suisse.

David C. Lebisky          Assistant Secretary          Assistant  Vice  President  of  PFPC
28                           since July 2000.          Inc.   Formerly,   Legal   Assistant
                                                       with Drinker Biddle & Reath LLP.

                                      B-1